UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2005
ZILA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17521 (Commission File Number)	86-0619668 (I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (602) 266-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFD 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Initial Stock Option Grants to Newly Elected Non-employee Directors
     Upon their election on December 15, 2005 at the Company’s annual meeting of stockholders, the Company’s two newly elected non-employee directors (the “New Directors”) received an initial option to purchase 20,000 shares of the Company’s common stock (the “Initial Grant”) at a price set at fair market value on the date of the Initial Grant ($3.69 per share). The stock options were granted pursuant to the Company’s 1997 Stock Award Plan, as amended and restated on December 16, 2004. Under the Company’s 1997 Stock Award Plan, the initial grant of options to any newly-elected directors vests as to 25% of the grant on the last day of each fiscal quarter of such director’s continuous service. Since the New Directors have not been in continuous service for the first full fiscal quarter of the Initial Grant, the vesting of the Initial Grant shall be pro rated for the portion of the fiscal quarter that the New Directors were in continuous service. The Initial Grant options expire five years from the grant date.
     The New Directors receiving the Initial Grant are set forth below:

New Non-employee Director	Shares
David R. Bethune	20,000
Kurt R. Krauss	20,000
Stock Option Grants to Non-employee Directors
     On December 15, 2005, all of the Company’s non-employee directors received an option to purchase 10,000 shares of the Company’s common stock at fair market value on the date of grant ($3.69 per share). The stock options were granted pursuant to the Company’s 1997 Stock Award Plan, as amended and restated on December 16, 2004. For each stock option grant, 2500 shares vest at the end of each fiscal quarter. Since the New Directors have not been in continuous service for the first full fiscal quarter of the Initial Grant, the vesting of the Initial Grant shall be pro rated for the portion of the fiscal quarter that the New Directors were in continuous service. The options expire five years from the grant date.

Non-employee Director	Shares
David R. Bethune	10,000
Leslie H. Green	10,000
Christopher D. Johnson	10,000
Kurt R. Krauss	10,000
Michael S. Lesser	10,000
S. Timothy Rose, D.D.S.	10,000
Stock Option Award to a Named Executive
     On December 15, 2005, the Company’s Board of Directors approved a stock option award to Gary V. Klinefelter, Vice President, Secretary and General Counsel, to purchase 50,000 shares of the Company’s common stock at a price set at fair market value on the date of grant ($3.69 per share). The stock options were granted in accordance with Mr. Klinefelter’s offer letter dated November 16, 2004, and under the terms of the Company’s 1997 Stock Award Plan, as amended and restated on December 16, 2004.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit No.	Description
10.1	1997 Stock Award Plan, as amended, effective December 16, 2004(1)	A
10.2	Form of Option Agreement(1)	B
10.3	Offer Letter between Zila, Inc. and Gary V. Klinefelter dated November 16, 2004 (1)	C

(1)	Management contract or compensatory plan or arrangement

A	Incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed November 8, 2004

B	Incorporated by reference to the Company’s Annual Report on Form 10-K for fiscal year ended July 31, 2005 filed October 12, 2005

C	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.
Dated: December 20, 2005	By:	/s/ Andrew A. Stevens
Andrew A. Stevens
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description
10.1	1997 Stock Award Plan, as amended, effective December 16, 2004(1)	A
10.2	Form of Option Agreement(1)	B
10.3	Offer Letter between Zila, Inc. and Gary V. Klinefelter dated November 16, 2004 (1)	C

(1)	Management contract or compensatory plan or arrangement

A	Incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed November 8, 2004

B	Incorporated by reference to the Company’s Annual Report on Form 10-K for fiscal year ended July 31, 2005 filed October 12, 2005

C	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2005